Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Black background with black and white photo of fencers sparring on a gray floor. The following text appears below the fencers over the surface of the floor in white type:]
CGM Focus Fund.  So Selective, only certain stocks make the cut.
[Below the photograph running in two columns printing in smaller black type is the following text:]
[Left column] Veteran fund manager Ken Heebner is more focused than ever with CGM Focus Fund. CGM Focus Fund is flexibly managed, and currently has its sights on a small number of sectors and industries that look promising.
[The following text appears in black italicized type:]
You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in the Fund. The Fund's prospectus contains this and other important information about the Fund.
[Right column] You should read the prospectus carefully before investing. Please call the toll free number for a prospectus.
[The following text appears in black type:]
If focus and flexibility make sense for your portfolio, call toll free for a prospectus and current performance information through the most recent month-end.
[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM FOCUS FUND
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116 www.cgmfunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0757
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2004 CGM